UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
STEAM PRESS HOLDINGS, INC.
		Case Number:	8:10-bk-12740-RK
		Operating Report Number:	7
	Debtor(s).	For the Month Ending:	9/30/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00

3. BEGINNING BALANCE:			0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing	0.00
	Accounts Receivable - Pre-filing	0.00
	General Sales	0.00
	Other (Specify)	0.00
	Other (Specify)	0.00

	TOTAL RECEIPTS THIS PERIOD:		0.00

5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00
	Disbursements (from page 2)	0.00

	TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7. ENDING BALANCE:			0.00

8.	General Account Number(s):

	Depository Name & Location:

Note: This Debtor holds 100% of the common stock of Enivel, Inc., Case Number: 8:10-bk-12735-RK and has no activity.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
		NONE				0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	0.00	$0.00

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	NONE	Balance on Statement:

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
		NONE

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
		NONE

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:		0.00
	(Transferred from General Account)

5. BALANCE:		0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7. ENDING BALANCE:		0.00

8.	PAYROLL Account Number(s):

	Depository Name & Location:

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	NONE	Balance on Statement:

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
		NONE

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
		NONE

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS

3. BEGINNING BALANCE:	0.00

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5. BALANCE:	0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7. ENDING BALANCE:	0.00

8. TAX Account Number(s):

Depository Name & Location:

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	NONE	Balance on Statement:

Plus deposits in transit:
	Deposit Date	Deposit Amount
		NONE

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount
		NONE

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	0.00
		Payroll Account:	0.00
		Tax Account:	0.00
*Other Accounts:	NONE		0.00
			0.00
			0.00
*Other Monies:	NONE		0.00
		Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				0.00

Petty Cash Transactions:
Date	Purpose		Amount
N/A

TOTAL PETTY CASH TRANSACTIONS:				0.00

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
NONE

			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	N/A
	State Withholding	N/A
	FICA- Employer's Share	N/A
	FICA- Employee's Share	N/A
	Federal Unemployment	N/A
	Sales and Use	N/A
	Real Property	N/A
Other:
	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less
		31 - 60 days
		61 - 90 days
		91 - 120 days
		Over 120 days
		TOTAL:	0.00	0.00	0.00

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
		N/A

Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	0.00	325.00	5/31/10	325.00	0.00
6/30/2010	0.00	325.00	7/30/10	325.00	0.00
9/30/2010	0.00	325.00			325.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		975.00		650.00	325.00

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
NONE

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	0.00	0.00
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	0.00	0.00
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	0.00	0.00
Payroll Taxes	0.00	0.00
Other Taxes (Itemize)	0.00	0.00
Depreciation and Amortization	0.00	0.00
Rent Expense - Real Property	0.00	0.00
Lease Expense - Personal Property	0.00	0.00
Insurance	0.00	0.00
Real Property Taxes	0.00	0.00
Telephone and Utilities	0.00	0.00
Repairs and Maintenance	0.00	0.00
Travel and Entertainment (Itemize)	0.00	0.00
Miscellaneous Operating Expenses (Itemize)	0.00	0.00
Total Operating Expenses	0.00	0.00

Net Gain/(Loss) from Operations	0.00	0.00

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense	0.00	0.00
Legal and Professional (Itemize)	0.00	650.00
Other (Itemize)	0.00	0.00
Total Non-Operating Expenses	0.00	650.00

NET INCOME/(LOSS)	0.00	(650.00)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	0.00
Restricted Cash	0.00
Accounts Receivable	0.00
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	0.00
Other (Itemize)	0.00
Total Current Assets		0.00

Property, Plant, and Equipment	0.00
Accumulated Depreciation/Depletion	0.00
Net Property, Plant, and Equipment		0.00

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	0.00
Total Other Assets		0.00

TOTAL ASSETS		0.00

LIABILITIES
Post-petition Liabilities:
Accounts Payable	0.00
Taxes Payable	0.00
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize) [A]	650.00
Total Post-petition Liabilities		650.00

Pre-petition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	0.00
Other (Itemize)	0.00
Total Pre-petition Liabilities		0.00

TOTAL LIABILITIES		650.00

EQUITY:
Pre-petition Owners’ Equity	0.00
Post-petition Profit/(Loss)	(650.00)
Direct Charges to Equity	0.00
TOTAL EQUITY		(650.00)

TOTAL LIABILITIES & EQUITY		0.00

[A] Represents U.S. Trustee fees paid by Enivel, which is the operating company.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to December of 2010. The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, National Securities Corp.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

10/21/10	/s/ Robert Lee
Date	Principal of debtor-in-possession